UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, in response to certain inquiries received by the Board of Directors (the “Board”) of Ditech Holding Corporation (the “Company,” “we,” “us” or “our”), during the second quarter of 2018 the Board initiated a process to evaluate strategic alternatives (the “Strategic Review”). This process is being conducted with the assistance of financial and legal advisors.

The Strategic Review is ongoing, and in connection therewith the Company has been considering a range of potential transactions including, among other things, a sale of the Company, a sale of all or a portion of the Company’s assets, and/or a recapitalization of the Company. During the fourth quarter of 2018, the Company entered into non-disclosure agreements with, and the Company and its financial and legal advisors began to have discussions with, certain of its corporate debt holders and their advisors regarding potential strategic transactions that may involve implementation through a prearranged chapter 11 plan of reorganization.

The Company is currently actively engaged in confidential, constructive discussions with an ad hoc group of lenders (the “Term Loan Lenders”) holding more than 60% of the aggregate total principal amount of the Company’s senior secured first lien term loan (the “Term Loan”), borrowed pursuant to the Second Amended and Restated Credit Agreement, dated as of February 9, 2018 (as amended, supplemented or otherwise modified). The Company and the Term Loan Lenders are currently discussing the terms of a restructuring support agreement for the Term Loan Lenders’ support for a prearranged chapter 11 plan of reorganization which, as currently contemplated, would be designed to (1) deleverage the Company by equitizing a significant percentage of the Term Loan, (2) enable the Company to implement its operational right-sizing and rationalization with the support of the Term Loan Lenders, and (3) provide the Company with debtor-in-possession financing and exit financing from third parties as part of the prearranged chapter 11 plan of reorganization. As part of the Strategic Review, the Company has also been engaged in discussions with an ad hoc group of holders of the Company’s outstanding 9.0% Second Lien Senior Subordinated PIK Toggle Notes due 2024, as well as other key stakeholders, counterparties and GSEs, and such discussions remain ongoing.

As previously disclosed, New Residential Mortgage LLC (“NRM”) and the Company are party to the Subservicing Agreement, dated as of August 8, 2016, by and between the Company and NRM (as amended, the “Subservicing Agreement”). On January 17, 2019, the Company received a notice (the “Notice”) from NRM initiating the process of termination under the Subservicing Agreement. Any termination of the Subservicing Agreement would not be effective until a servicing transfer has been completed in accordance with applicable requirements. The Company is reviewing the grounds for termination in consultation with its stakeholders and is considering all of its options with respect thereto including legal rights and remedies. The Company may continue discussions with NRM in connection with its recapitalization efforts; however, the Company, in consultation with the Term Loan Lenders, has determined to proceed with its recapitalization efforts assuming there is not an ongoing subservicing relationship with NRM. The Company and Term Loan Lenders’ recapitalization plans are not contingent on any continuing relationship with NRM.

Pursuant to the Subservicing Agreement, in the event that NRM does not withdraw the Notice or the Company does not reach an amicable settlement with NRM, we expect that it would take several months to complete such a transfer. The receipt of the Notice, in and of itself, is not an event of default or cross default under the Company’s debt documents or warehouse facilities and the Company is evaluating the impact, if any, of any fees payable in connection with the termination of the Subservicing Agreement.

Descriptions of the material terms and conditions of the Subservicing Agreement and the amendments and side letter thereto were previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2018, and other filings with the Securities and Exchange Commission.

The Company cannot provide any assurance with respect to the results of the Strategic Review, the Company’s ongoing discussions with the Term Loan Lenders, with NRM or with any of its other key stakeholders, nor can there be any assurance as to the timing or terms of any plan of reorganization.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K and in the Confidential Information constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical facts are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Strategic Review, statements about the status of our negotiations with the Term Loan Lenders regarding a prearranged chapter 11 plan of reorganization, statements about our relationship with NRM, our options with respect to the Notice and the consequences thereof, and descriptions of management’s strategy, plans, opportunities, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers.

Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: January 24, 2019	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary